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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                  May 17, 2001
                Date of Report (Date of earliest event reported)




                                  MOSSIMO, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                     001-14208               33-0684524
(State or other Jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                    Identification Number)

 2016 BROADWAY, SANTA MONICA, CALIFORNIA                           90404
 (Address of principal executive offices)                        (Zip Code)

                                 (310) 460-0040
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On May 17, 2001, Mossimo, Inc. (the "Company") entered into an employment agreement (the "Employment Agreement") with its President, Chief Executive Officer and principal designer, Mossimo Giannulli. The Employment Agreement is effective as of February 1, 2001 and will continue in effect through January 31, 2004. Pursuant to the Employment Agreement, Mr. Giannulli will receive an annual base salary of $900,000 plus 50% of the annual net royalties above the minimum generated net royalties under the Company's license agreement with Target Corporation.

         The Employment Agreement is attached to this Current Report as Exhibit 10.1.

ITEM 7(C).    EXHIBITS.

         See Exhibit Index.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MOSSIMO, INC.


Date:    May 17, 2001            By:      /s/ Gia Castrogiovanni
                                          --------------------------------------
                                          Name:  Gia Castrogiovanni
                                          Title: Senior Vice President,
                                                 Treasurer and Secretary

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                                  EXHIBIT INDEX


Exhibit Number                             Exhibit Description
---------------              -------------------------------------------------

10.1 Employment Agreement between Mossimo, Inc. and Mossimo Giannulli effective as of February 1, 2001



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